POWER OF ATTORNEY

I, the undersigned Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary of the following Registered Investment Companies, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Paul A. Caldarelli, and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Partners, Inc.	Proposed reorganization of the ING Artio Foreign Portfolio with and into the ING Templeton Foreign Equity Portfolio

ING Mutual Funds	Proposed reorganization of the ING Emerging Countries Fund with and into the ING Emerging Markets Equity Fund

ING Investors Trust	Proposed reorganization of the ING American Funds Growth Portfolio with and into the ING Large Cap Growth Portfolio

ING Series Fund, Inc.	Proposed reorganization of the ING Index Plus LargeCap Fund with and into the ING Corporate Leaders 100 Fund

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of April 30, 2012.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned President and Chief Executive Officer and Interested Director/Trustee of the following Registered Investment Companies, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Paul A. Caldarelli, and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Partners, Inc.	Proposed reorganization of ING Artio Foreign Portfolio with and into ING Templeton Foreign Equity Portfolio

ING Mutual Funds	Proposed reorganization of ING Emerging Countries Fund with and into ING Emerging Markets Equity Fund

ING Investors Trust	Proposed reorganization of ING American Funds Growth Portfolio with and into ING Large Cap Growth Portfolio

ING Series Fund, Inc.	Proposed reorganization of ING Index Plus LargeCap Fund with and into ING Corporate Leaders 100 Fund.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of April 30, 2012.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Interested Director/Trustee

POWERS OF ATTORNEY

The undersigned Directors/Trustees, on behalf of the following Registered Investment Companies, each constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, David J. Harris, Geoffrey R.T. Kenyon, Paul A. Caldarelli, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Partners, Inc.	Proposed reorganization of the ING Artio Foreign Portfolio with and into the ING Templeton Foreign Equity Portfolio

ING Mutual Funds	Proposed reorganization of the ING Emerging Countries Fund with and into the ING Emerging Markets Equity Fund

ING Investors Trust	Proposed reorganization of the ING American Funds Growth Portfolio with and into the ING Large Cap Growth Portfolio

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of April 30, 2012, and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/Colleen D. Baldwin	/s/Patrick W. Kenny
Colleen D. Baldwin	Patrick W. Kenny
Director/Trustee	Director/Trustee

/s/John V. Boyer	/s/Sheryl K. Pressler
John V. Boyer	Sheryl K. Pressler
Director/Trustee	Director/Trustee

/s/Patricia W. Chadwick	/s/Roger B. Vincent
Patricia W. Chadwick	Roger B. Vincent
Director/Trustee	Director/Trustee

/s/Peter S. Drotch	/s/Robert W. Crispin
Peter S. Drotch	Robert W. Crispin
Director/Trustee	Interested Director/Trustee

/s/J. Michael Earley
J. Michael Earley
Director/Trustee